Exhibit 99.1

FARMOUT AGREEMENT

dated November 2, 2011

TAMM OIL AND GAS CORP.

And

*** ***********

FARMOUT and OVERRIDING ROYALTY AGREEMENT

made this 2nd day of November, 2011

BETWEEN:

TAMM OIL AND GAS CORP, a body corporate having an office in the City of Calgary, in the Province of Alberta
(hereinafter called “TAMM”)

and

*** ***********, a body corporate having an office in the City of Calgary, in the Province of Alberta
(hereinafter called “***”)

WHEREAS the parties have entered into this Farmout and Overriding Royalty Agreement in order to formalize the terms upon which TAMM is prepared to farm out its undivided interest in the Farmout Lands to ***, subject to the reservation of an overriding royalty to TAMM;

NOW THEREFORE, in consideration of the premises, covenants and agreements of the parties, the parties hereby covenant and agree as follows:

1.	DEFINITIONS

Each capitalized term used in this Head Agreement will have the meaning given to it in the Farmout and Royalty Procedure, and, in addition:

a)	“Contract Depth” means a depth of at least 500 meters, which is the minimum depth sufficient to validate the Farmout Lands

b)	“Farmee” means ***.

b)	“Farmor” means Tamm.

d)	“Farmout Procedure” means the CAPL Farmout Procedure – Version 1 which is by this reference adopted and entirely incorporated into and completed or amended by this Agreement.

e)	“Test Well” means all wells drilled pursuant to this Agreement.

f)	“Payout” means, with respect to an Earning Well to which Article 6.00 of the CAPL 1997 Farmout & Royalty Procedure applies, that date describe in Alternate “A”.

g)	“Production Month” is any calendar month in which there is or has been production of any amount from a Test Well. A Production Month will not be calculated based on hours of production.

2.	SCHEDULES

The following Schedules are attached hereto and made part of this Agreement:

a)	Schedule “A” which describes the Farmout Lands, Title Documents, Farmor’s Working Interest and the Encumbrances; and

b)	Schedule “B” which are the elections and amendments to the Farmout & Royalty Procedure;

c)	Schedule “C” which specifies the type of drilling information required to be supplied by the Farmee to the Farmor pursuant to the Farmout & Royalty Procedure; and

d)	Schedule “D” which specifies the Area of Mutual Interest Lands.

3.	EARNINGS

A.
On or before November 1, 2012, unless otherwise mutually agreed to, the Farmee shall spend a minimum of 2.5 million dollars to perform a series of activities to increase overall field and geologic knowledge of the lands.  Within 90 days of signing this agreement, the Farmee shall submit a work plan for approval.   Such activities shall include but are not limited to:

a.	have drilled a minimum of two (2) Test Well to Contract Depth at locations of Farmee’s choice on the Farmout Lands. Farmee will Complete, Cap or Abandon the Test Wells.

b.	Have completed a coring program – including cores on test wells, to support an overall geologic review.

c.
On or before April 1, 2012, unless otherwise mutually agreed to, the Farmee shall acquire sufficient Seismic data (trade and/or proprietary) and process it to support an overall project geologic review

d.	With above data – make application to the Department of Energy, to convert the 24 sections of land designated P&NG leases in Schedule A to Oil Sands leases.

e.	Update existing prospective resource reports on the properties for the new data, engage a 3rd party geology review, review and update feasibility studies.

Subject to the Farmout Procedure, the Farmee will earn the following interest in the Farmout Lands:

 30% of the Farmor’s Working Interest in the Farmout Lands,

B.
On or before November 1, 2014, unless otherwise mutually agreed to, the Farmee shall spend  a minimum of 6.5 million dollars to perform a series of activities to increase overall field and geologic knowledge of the lands.  Within 90 days of starting this earning period, the Farmee shall submit a work plan for approval.   Such activities shall include but are not limited to:

a.	have drilled a series of well tests with corring at locations of Farmee’s choice on the Farmout Lands. Farmee will Complete, Cap or Abandon the Test Wells.

b.	With above data – make application to the ERCB, for a steam small scale test project

Subject to the Farmout Procedure, the Farmee will earn the following interest in the Farmout Lands:

An additional 20% of the Farmor’s Working Interest in the Farmout Lands

4.	RESTRICTION ON ADDITIONAL DRILLING DURING EARNING PHASE

No Party may propose any operation on the Farmout Lands until such time as the Farmee has earned the interest it is entitled to earn in the Farmout Lands or its right to earn any further interest has terminated.

5.	AREA OF MUTUAL INTEREST

The parties agree that the Area of Mutual Interest shall apply in accordance with the following terms and conditions:

a)	The term of the Area of Mutual Interest shall be in effect from the Effective Date until one (1) year following the rig release date of the last Earning Well to be drilled by the Farmee.

b)
Notwithstanding the foregoing provisions of this subclause 20(a)(i), the term and/or the boundaries of the Area of Mutual Interest, as the case may be, may be shortened or extended with the mutual agreement of all of the parties hereto.

The Area of Mutual Interest (“AMI”) shall form a 1-mile perimeter around the Farmout Lands, as more particularly illustrated in Schedule “D”, and provisions of Article 8.00 of the Farmout and Royalty Procedure shall prevail relative to any  acquisition of AMI lands.

The participating interests of the Parties to any acquisition under the AMI provisions shall be Farmee 50%, Farmor 50%.

6.	LIMITATIONS ACT

The 2 year period for seeking a remedial order under section 3(1)(a) of the Limitations Act, S.A. 2000 c. L-12, as amended (the “Act”), for any claim (as defined in the Act) arising in connection with this Agreement is extended to:

a)	for claims disclosed by an audit, 2 years after the time this Agreement permitted that audit to be performed; or

b)	for all other claims, 4 years.

7.	ADDRESS FOR NOTICES

The address for service of notices hereunder of each of the parties shall be as follows:

TAMM Oil and Gas Corp	*** ***********
1120, 833 – 4TH Avenue S.W	*******
Calgary, AB T2P 3T5	********
Attention: Land Department	Attention: Land Department

8.	APPLICATION OF ASSIGNMENT PROCEDURE

The Assignment Procedure shall apply with respect to any assignment of an interest in this Agreement.  Clause 2404 of the Operating Procedure is hereby deleted and shall not apply to recognition of parties upon assignment of an interest in accordance with the terms contained herein.

9.	MISCELLANEOUS

a)
For administrative purposes, Tamm shall grant to *** the authority to pay Crown rentals or it’s agent, apply for continuation and all other administrative tasks associated with the Farmout Lands and Title documents.

b)	The parties hereto represent and warrant that they have the requisite capacity, power and authority to execute this Agreement and to perform the obligations to which they thereby become subject.

c)
The terms of this Agreement express and constitute the entire agreement between the parties and no implied covenants or liability of any kind on the part of the parties is created or shall arise by reason of anything contained in this Agreement.

9.     COUNTERPART EXECUTION

This Agreement may be executed in counterpart. All of those executed counterpart pages when taken together will constitute the entire Agreement.

IN WITNESS WHEREOF the parties hereto have duly executed this agreement as of the day and year first above written.

TAMM OIL AND GAS CORP	*** ***********

Per: _______________________________	Per: ______________________________
Director	President

SCHEDULE “A”

This is Schedule “A” attached to and forming part of that certain Farmout and Overriding Royalty Agreement dated November 2, 2011 between TAMM OIL AND GAS CORP , as Farmor
and *** ***********, as Farmee

Title Document	Farmout Lands	Farmor Working Interest	Encumbrances
AB Oilsands Lease 7408050004	T089-24W5: 35-36 Oil Sands below Top of the Peace River (D00040) to Base of the Pekisko (D00174)	100%	Crown S/S, plus 0.5% GORR - Canadian Wildcat
AB Oilsands Lease 7408010280	T090-24W5: 31-34 Oil Sands below Top of the Peace River (D00040) to Base of the Pekisko (D00174)	100%	Crown S/S, plus 0.5% GORR - Canadian Wildcat
AB Oilsands Lease 7408010281	T090-24W5: 35-36 Oil Sands below Top of the Peace River (D00040) to Base of the Pekisko (D00174)	100%	Crown S/S, plus 0.5% GORR - Canadian Wildcat
AB PNG Lease 0508050669	T090-25W5: 13-15;22-26 P&NG from Surface to Base of the Banff (D00255)	100%	Crown S/S, plus 0.5% GORR - Canadian Wildcat
AB Oilsands Lease 7408010282	T091-23W5: 18 Oil Sands below Top of the Peace River (D00040) to Base of the Pekisko (D00174)	100%	Crown S/S, plus 0.5% GORR - Canadian Wildcat
AB Oilsands Lease 7408010283	T091-24W5: 3-7 Oil Sands below Top of the Peace River (D00040) to Base of the Pekisko (D00174)	100%	Crown S/S, plus 0.5% GORR - Canadian Wildcat
AB Oilsands Lease 7408010284	T091-24W5: 8-10;18 Oil Sands below Top of the Peace River (D00040) to Base of the Pekisko (D00174)	100%	Crown S/S, plus 0.5% GORR - Canadian Wildcat
AB Oilsands Lease 7408010285	T091-24W5: 15-17 Oil Sands below Top of the Peace River (D00040) to Base of the Pekisko (D00174)	100%	Crown S/S, plus 0.5% GORR - Canadian Wildcat
AB Oilsands Lease 7408010286	T091-24W5: 21-22 Oil Sands below Top of the Peace River (D00040) to Base of the Pekisko (D00174)	100%	Crown S/S, plus 0.5% GORR - Canadian Wildcat
AB PNG Lease 0508050464	T091-25W5: 1;11-14 P&NG from Surface to Base of the Banff (D00255)	100%	Crown S/S, plus 0.5% GORR - Canadian Wildcat
AB PNG Lease 0508050465	T091-25W5: 20-21;28-29;32 P&NG from Surface to Base of the Banff (D00255)	100%	Crown S/S, plus 0.5% GORR - Canadian Wildcat
AB PNG Lease 0508050671	T091-25W5: 22-27 P&NG from Surface to Base of the Banff (D00255)	100%	Crown S/S, plus 0.5% GORR - Canadian Wildcat

SCHEDULE “B”

This is Schedule “B” attached to and forming part of that certain Farmout and Overriding Royalty
Agreement dated November 2, 2011
between TAMM OIL AND GAS CORP , as Farmor
and *** *******************, as Farmee

FARMOUT PROCEDURE ELECTIONS AND AMENDMENTS

1.     Effective Date (Subclause 1.01(j) November 2,  2011
2.     Multiple Farmee Parties (Subclause 1.10) – N/A
3.	Security for Farmee’s Liabilities (Subclause 4.03 - N/A
4.	Payment of Costs (Subclause 4.04) – N/A
5.	Insurance – Farmee Obligated to Carry Insurance(Subclause 6.01) Alternate - B
6.	Records and Audits of Payout Account- Article VII – N/A
7.	Farmee to Reumburse Farmor – Subclause 8.02 – Farmee to pay lease rentals from Effective Date until earning ceases.
8.	Well May be Abandoned for Account of Farmee – Subclause 9.04 –12 months – Alternate B
9.	Operating Procedure Applies Among Farmors – Subclause 9.06 – N/A

SCHEDULE “C”

This is Schedule “C” attached to and forming part of that certain Farmout and Overriding Royalty Agreement dated March 15, 2011 between TAMM OIL AND GAS CORP , as Farmor
and *** ******************, as Farmee

WELL DATA REQUIREMENT SHEET
(ATTACHED)

SCHEDULE “D”

This is Schedule “D” attached to and forming part of that certain Farmout and Overriding Royalty Agreement dated November 2, 2011 between TAMM OIL AND GAS CORP , as Farmor
and *** ******************, as  Farmee

AREA OF MUTUAL INTEREST LANDS

(SEE ATTACHED MAP)